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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)    APRIL 11, 2000
                                                         ----------------------

                             ADMIRALTY BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                     0-24891                     65-0405207
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(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                  File Number)             Identification No.)


              4400 PGA BOULEVARD
            PALM BEACH GARDENS, FLORIDA                      33410
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     (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (516) 624-4701
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Item 5.  OTHER EVENTS.

         The Registrant issued a press release on April 11, 2000 announcing its joint venture with USI Florida, Inc. through which it will offer insurance products, and a press release on April 18, 2000 announcing its results for the first quarter of 2000.

Item 7.  EXHIBITS.

         The following exhibits are filed with this Current Report on Form 8-K.

         EXHIBIT NO.           DESCRIPTION
         -----------           -----------

         99(a)                 Press release announcing joint venture with USI
                               Florida.

         99(b) Press release announcing the Registrant's results for the first quarter of 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ADMIRALTY BANCORP, INC.
                                           ---------------------------
                                              (Registrant)




Dated:   April 24, 2000                     By: /S/ WARD KELLOGG
                                                ----------------------
                                                WARD KELLOGG
                                                President and
                                                Chief Executive Officer


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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

EXHIBIT NO.       DESCRIPTION                                 PAGE NO.
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99(a)             Press release announcing joint
                  venture with USI Florida.

99(b)             Press release announcing the
                  Registrant's results for the
                  first quarter of 2000.